UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 25, 2007

CARRINGTON LABORATORIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Texas	0-11997	75-1435663
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

2001 Walnut Hill Lane, Irving, Texas	75038
(Address of Principal Executive Offices)	(Zip Code)

(972) 518-1300
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.      Entry into a Material Definitive Agreement.

On April 25, 2007, Carrington Laboratories, Inc. (the "Company") entered into a Securities Purchase Agreement (the "Purchase Agreement") with the purchasers named therein (the "Purchasers") in connection with the private placement (the "Private Placement") of senior secured convertible debentures and warrants to purchase the Company's common stock (the "Common Stock"). The first tranche of the Private Placement in the amount of $4,378,741 funded on April 27, 2007. The second tranche of $3,621,259, which is contingent upon the Company obtaining shareholder approval of the transaction and other customary closing conditions, is currently scheduled to close within three business days of the date shareholder approval is obtained.

At the closing of the first tranche of the Private Placement (the "First Closing"), the Company issued senior secured convertible debentures in the aggregate principal amount of $4,378,741 (the "First Closing Debentures"), warrants to purchase 1,633,859 shares of Common Stock (the "Series D-1 Warrants") and warrants to purchase 1,351,216 shares of Common Stock (the "Series D-2 Warrants"). At the closing of the second tranche of the Private Placement (the "Second Closing"), the Company will issue senior secured convertible debentures in the aggregate principal amount of $3,621,259 (the "Second Closing Debentures").

The net proceeds of the Private Placement are expected to be approximately $7 million, after deducting placement fees and other offering-related expenses.  In connection with the Private Placement, the Company and its United States subsidiaries entered into a Security Agreement (the "Security Agreement") and a Pledge Agreement (the "Pledge Agreement"), each dated April 26, 2007, with the Purchasers. In addition, the Company's United States subsidiaries entered into a Guaranty, dated April 26, 2007 (the "Guaranty"), with the Purchasers. Also, on April 24, 2007, the Company entered into Amendment No. 2 to Amended and Restated Rights Agreement, with American Stock Transfer & Trust as rights agent, which amended the terms of the Amended and Restated Rights Agreement to prevent the Private Placement from triggering the exercisability of rights to purchase shares of the Company's Series D Preferred Stock. The following is a summary of the material provisions of the Purchase Agreement, the First Closing Debentures, the Second Closing Debentures, the Series D-1 Warrants and the Series D-2 Warrants, the Security Agreement, the Pledge Agreement and the Guaranty.  These summaries are not complete and are qualified in their entirety by reference to the full text of such agreements, each of which is attached as an exhibit to this Current Report on Form 8-K.  Readers should review those agreements for a complete understanding of the terms and conditions associated with the Private Placement.

Securities Purchase Agreement

As noted above, the Purchase Agreement provided for the issuance and sale to the Purchasers of the First Closing Debentures, the Second Closing Debentures, the Series D-1 Warrants and the Series D-2 Warrants for an aggregate purchase price of $8,000,000.  Other significant provisions of the Purchase Agreement include, among others:

*      the requirement that the Company pay off all amounts outstanding under the Company's credit facility with Comerica Bank;

*      until the effective date of a registration statement (the "Registration Statement") covering the shares of Common Stock underlying the securities being issued in the Private Placement (the "Effective Date"), the Company will not issue equity securities or equity equivalent securities, subject to certain exceptions for, among other things, strategic alliances;

*      until the one year anniversary of the Effective Date, the obligation of the Company to offer to the Purchasers the opportunity to participate in subsequent securities offerings by the Company (up to 50% of such offerings), subject to certain exceptions for, among other things, strategic alliances;

*      in the event the Company or any of its subsidiaries issues any securities on more favorable terms than the securities purchased by the Purchasers, the Purchasers shall have right to exchange their securities for such better securities;

*      for so long as the Debentures are outstanding, the obligation of the Company to not incur any indebtedness, liability or obligation other than trade payables in the ordinary course of business, purchase money indebtedness and capital lease obligations, indebtedness under the Company's Costa Rica credit facility, certain indebtedness to secure letters of credit and indebtedness pursuant to the express terms of existing debt obligations; and

*      the obligation of the Company to (i) file the Registration Statement with the SEC on or prior to the earlier to occur of 10 days following the Second Closing and September 30, 2007, (ii) use its best efforts to cause the Registration Statement to be declared effective within 60 days following the Second Closing or an additional 30-60 day period in the event of a review by the Securities and Exchange Commission and (iii) use its best efforts to keep the Registration Statement effective until the earlier of (x) the fifth anniversary of the effective date of the Registration Statement, (y) the date all of the securities covered by the Registration Statement have been publicly sold and (z) the date all of the securities covered by the Registration Statement may be sold without restriction under Rule 144(k) promulgated under the Securities Act of 1933, as amended.  If the Company fails to comply with these or certain other provisions, then the Company shall be required to pay liquidated damages of 1.5% of the aggregate purchase price paid by the Purchasers in the Private Placement for each month the failure continues.

Senior Secured Convertible Debentures

The First Closing Debentures have an aggregate principal amount of $4,378,741 and are convertible into shares of the Company's common stock at a conversion price of $2.01. The Second Closing Debentures will have a conversion price equal to the lesser of the conversion price for the First Closing Debentures and the volume weighted average trading price for the Company's Common Stock for the five trading days immediately preceding the Second Closing (subject to a floor of $1.125). The conversion price for the Debentures is subject to adjustment for stock splits, stock dividends, combinations, distributions of assets or evidence of indebtedness, mergers, consolidations, sales of all or substantially all assets, tender offers, exchange offers, reclassifications or compulsory share exchanges. In addition, subject to certain exceptions, the conversion price for the Debentures is subject to anti-dilution adjustments from time to time if the Company issues its common stock or convertible securities at below the then current conversion price for the Debentures or the then current market price of its Common Stock.

The Debentures bear interest at the rate of ten percent per annum.  Interest is payable quarterly beginning on June 30, 2007. The original principal amount of the Debentures is to be repaid in 30 equal monthly installments beginning on October 26, 2007 and ending on April 26, 2010, at which time any remaining amounts under the Debentures will be due. Payments of principal and interest may be made in cash or, at the option of the Company if certain equity conditions are satisfied, in shares of Common Stock.  If principal or interest is paid in shares of common stock, the price per share will be at a 20% discount to the volume weighted average trading price for the 20 trading days preceding the payment date and the Company will be required to make such stock payment 21 days prior to the date such principal or interest is due.

The Company may, under certain circumstances, redeem the Debentures for cash equal to 115% of the aggregate outstanding principal amount plus any accrued and unpaid interest. If the Company elects to redeem the Debentures, upon such redemption certain warrants issued to the investors (the "Series E Warrants") will become exercisable for the number of shares of the Company's Common Stock into which the Debentures are convertible at the time of such redemption.

The Debentures are convertible at the option of the holders into shares of the Company's common stock at any time at the conversion price.  If at any time following the one year anniversary of the effective date of the Registration Statement, the volume weighted average trading price per share of common stock for any 20 consecutive trading days exceeds 200% of the conversion price, then, if certain equity conditions are satisfied, the Company may require the holders of the Debentures to convert all or any part of the outstanding principal into shares of common stock at the conversion price.  The Debentures contain certain limitations on optional and mandatory conversion, including that, absent shareholder approval of the transaction, the Company may not issue shares of common stock under the Debentures in excess of 19.99% of the Company's outstanding shares on the First Closing.

The Debentures contain certain covenants and restrictions, including, among others, the following (for so long as any Debentures remain outstanding):

*      the Company must maintain a trailing 12 month revenue of at least 23.5 million for each fiscal quarter during 2007 and a trailing 12 month revenue of at least 25 million for each fiscal quarter thereafter and the Company shall have a secured debt coverage ratio with respect to the Debentures of no less than 1;

*      if a change of control of the Company occurs, the holders may elect to require the Company to purchase the Debentures for the greater of (i) the black scholes value of the unconverted portion of the Debentures on the date of such election and (ii) 120% of the outstanding principal amount plus any accrued and unpaid interest; and

*      the Company and its subsidiaries may not issue any common stock or common stock equivalents with an effective price or number of underlying shares that floats or resets or otherwise varies or is subject to adjustment based on market price of the Common Stock.

Events of default under the Debentures include, among others, payments defaults, cross-defaults, breaches of any representation, warranty or covenant that is not cured within the proper time periods, failure to perform certain required activities in a timely manner, the Company's common stock is no longer listed on an eligible market, the effectiveness of the Registration Statement lapses beyond a specified period and certain bankruptcy-type events involving the Company or any significant subsidiary.  Upon an event of default, the holders may elect to require the Company to repurchase all or any portion of the outstanding principal amount of the Debentures for a purchase price equal to 115% of such outstanding principal amount, plus all accrued but unpaid interest.

Series D Warrants

The Series D-1 Warrants entitle the holders thereof to purchase up to an aggregate of 1,633,859 shares of the Company's Common Stock at a price of $2.01 per share. The exercise price for the Series D-2 Warrants is initially $2.01 per share, but is subject to adjustment to the extent that the volume weighted average trading price for the Company's Common Stock for the five trading days immediately preceding the Second Closing is less than the then current exercise price of the Series D-2 Warrants (subject to a floor of $1.125). The Series D Warrants are exercisable for a period beginning six months from the date of the First Closing and ending on the seventh anniversary of the date of such warrants.  The exercise price and the number of shares underlying these warrants are subject to adjustment for stock splits, stock dividends, combinations, distributions of assets or evidence of indebtedness, mergers, consolidations, sales of all or substantially all assets, tender offers, exchange offers, reclassifications or compulsory share exchanges. In addition, subject to certain exceptions, the exercise price and number of shares underlying the Series D Warrants are subject to anti-dilution adjustments from time to time if the Company issues its common stock or convertible securities at below the then current exercise price for the Series D Warrants or the then current market price of the Company's Common Stock.

If a change of control of the Company occurs, the holders may elect to require the Company to purchase the Series D Warrants for a purchase price equal to the Black-Scholes value of the remaining unexercised portion of the Series D Warrant. The Series D-2 Warrants will automatically expire if the Second Closing does not occur by September 30, 2007 unless such closing does not occur as a result of a failure by the Company to obtain shareholder approval of the transaction or a breach by the Company of a material term of the transaction documents.

Series E Warrants

The Series E Warrants will initially not be exercisable for any shares. In the event that the Company redeems the Debentures, the Series E Warrant will become exercisable at such time into the number of shares for which the Debentures being redeemed are convertible at such time. The exercise price for the Series E-1 Warrants is $2.01 per share. The exercise price for the Series E-2 Warrants will be the lesser of (i) the volume weighted average trading price for the Company's Common Stock for the five trading days immediately preceding the Second Closing and (ii) the then current exercise price of the Series D Warrants (subject to a floor of $1.125). The exercise price and the number of shares underlying these warrants are subject to adjustment for stock splits, stock dividends, combinations, distributions of assets or evidence of indebtedness, mergers, consolidations, sales of all or substantially all assets, tender offers, exchange offers, reclassifications or compulsory share exchanges.In addition, subject to certain exceptions, the exercise price and number of shares underlying the Series E Warrants are subject to anti-dilution adjustments from time to time if the Company issues its common stock or convertible securities at below the then current exercise price for the Series E Warrants or the then current market price of the Company's Common Stock.

If a change of control of the Company occurs, the holders may elect to require the Company to purchase the Series E Warrants for a purchase price equal to the Black-Scholes value of the remaining unexercised portion of the Series E Warrant.

Security Agreement, Pledge Agreement and Guaranty

Pursuant to the Security Agreement and the Pledge Agreement, as security for the prompt payment in full of all amounts due and owing under the Debentures and the other transaction documents, the Company and its United States subsidiaries granted the Purchasers a security interest in substantially all of the right, title and interest in, to and under all personal property and other assets of the Company and its United States subsidiaries, including all shares of stock or other securities held by the Company (including those of its subsidiaries), other than the shares of stock of Sabila Industrial S.A. of which only 65% were pledged. In addition, under the Guaranty, certain of the Company's subsidiaries have guaranteed the Company's obligations under the Debentures and the other transaction documents.

Item 1.02.      Termination of a Material Definitive Agreement.

In connection with, and as a condition precedent to, the completion of the Private Placement, on April 27, 2007, the Company paid all amounts due and owing under its credit facility with Comerica Bank (approximately $1.7 million) and terminated such facility.

Item 2.03.      Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 above is incorporated herein by reference.

Item 3.02      Unregistered Sales of Equity Securities.

The information contained in Item 1.01 above is incorporated herein by reference.

In addition, Dawson James Securities, Inc. ("Dawson James") acted as placement agent in connection with the Private Placement.  For the First Closing, in addition to a cash transaction fee of approximately $285,000, Dawson James and its assigns will receive seven-year warrants to purchase 141,601 shares of the Common Stock at an exercise price of $2.01 per share. At the Second Closing, Dawson James will receive a cash transaction fee of approximately $235,000 and will be entitled to receive seven year warrants to purchase approximately 117,000 shares (which will vary depending on the conversion price of the Second Closing Debentures). The warrants issued to Dawson James will have substantially the same terms as the Series D Warrants.

The securities issued in connection with the Private Placement, including the warrants issued to Dawson James, were issued in a transaction exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to Section 4(2) thereof and Regulation D promulgated hereunder.

Item 8.01      Other Events.

On April 26, 2007, the Company issued a press release announcing the Private Placement.  A copy of this press release is attached hereto as Exhibit 99.1.

Item 9.01      Financial Statements and Exhibits.

(d)      Exhibits

Exhibit No.	Description
10.1	Securities Purchase Agreement, dated as of April 25, 2007, by and among the Company and the Purchasers identified on the signature pages thereto.

10.2	Form of First Closing Senior Secured Convertible Debenture Due April 26, 2010.

10.3	Form of Second Closing Senior Secured Convertible Debenture Due April 26, 2010.

10.4	Form of Series D-1 Warrant

10.5	Form of Series D-2 Warrant

10.6	Form of Series E-1 Warrant

10.7	Form of Series E-2 Warrant

10.8

Security Agreement, dated as of April 26, 2007, by and among the Company, certain of the Company's subsidiaries, the Purchasers identified on the signature pages thereto and Rockmore Investment Master Fund Ltd., as agent for the Purchasers.

10.9

Pledge Agreement, dated as of April 26, 2007, by and among the Company, certain of the Company's subsidiaries, the Purchasers identified on the signature pages thereto and Rockmore Investment Master Fund Ltd., as agent for the Purchasers.

10.10

Guaranty, dated as of April 26, 2007, by and among certain of the Company's subsidiaries, the Purchasers identified on the signature pages thereto and Rockmore Investment Master Fund Ltd., as agent for the Purchasers.

10.11	Amendment No. 2 to Amended and Restated Rights Agreement, dated April 24, 2007, by and between the Company and American Stock Transfer & Trust, as rights agent.

99.1	Press Release issued by the Company on April 26, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARRINGTON LABORATORIES, INC.

Date: April 27, 2007	By: /s/ Carlton E. Turner
Name: Carlton E. Turner
Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Securities Purchase Agreement, dated as of April 25, 2007, by and among the Company and the Purchasers identified on the signature pages thereto.

10.2	Form of First Closing Senior Secured Convertible Debenture Due April 26, 2010.

10.3	Form of Second Closing Senior Secured Convertible Debenture Due April 26, 2010.

10.4	Form of Series D-1 Warrant

10.5	Form of Series D-2 Warrant

10.6	Form of Series E-1 Warrant

10.7	Form of Series E-2 Warrant

10.8

Security Agreement, dated as of April 26, 2007, by and among the Company, certain of the Company's subsidiaries, the Purchasers identified on the signature pages thereto and Rockmore Investment Master Fund Ltd., as agent for the Purchasers.

10.9

Pledge Agreement, dated as of April 26, 2007, by and among the Company, certain of the Company's subsidiaries, the Purchasers identified on the signature pages thereto and Rockmore Investment Master Fund Ltd., as agent for the Purchasers.

10.10

Guaranty, dated as of April 26, 2007, by and among certain of the Company's subsidiaries, the Purchasers identified on the signature pages thereto and Rockmore Investment Master Fund Ltd., as agent for the Purchasers.

10.11	Amendment No. 2 to Amended and Restated Rights Agreement, dated April 24, 2007, by and between the Company and American Stock Transfer & Trust, as rights agent.

99.1	Press Release issued by the Company on April 26, 2007.